MG
--
AM

Morgan
Grenfell
SMALLCap
Fund,
Inc.



                               Semiannual Report
                                 June 30, 1998

                  Morgan Grenfell SMALLCap Fund, Incorporated
                            Semiannual Report--1998

Dear Shareholder:

The Morgan Grenfell SMALLCap Fund enjoyed a strong first half of the year compared to its benchmark. The account's net asset value (NAV) grew 10.4%, which exceeded the S&P 600 index's return of 6.0%. Despite this excellent performance, the Fund's price discount to its NAV widened, causing stock price to decline slightly, 1.1% in the year's first half.

A reason for the larger discount may be investor's enchantment with large company shares. Indeed, the bull market of the last few years has been dominated by large company stocks. In the last three years, the S&P 500 Index, a large cap index, grew an average of almost 8 percentage points a year faster than the small-company S&P 600 Index. We are very proud that the Fund's NAV, the measure of our investment success, grew an average of 22.1% a year during this period, placing it among the top performing small company growth funds.

Small companies continue to exhibit faster earnings growth in general than large companies. Eventually, we expect that investors will be willing to pay for this faster profit growth in the form of higher stock prices. When they do, we expect to see price appreciation in the shares of Morgan Grenfell SMALLCap Fund as well. While we await such an appreciation, we remain committed to our goal of outperforming the small company indices.

                                                          Smaller Companies     Large Companies
                                      MG SMALLCap      -----------------------  ---------------
                                          Fund              S&P        Russell        S&P
Periods                              Net Asset Value   Small Cap 600     2000         500
-------                              ---------------   -------------   -------     --------
First Quarter          1998             12.61%             11.07%       10.06%      13.96%
Second Quarter         1998             -1.99%             -4.46%       -4.66%       3.30%
First Half             1998             10.36%              6.12%        4.93%      17.72%

Three years ended 6/30/98
  (Annualized)                          22.09%             22.36%       18.86%      30.24%

                              PORTFOLIO STRUCTURE

The Fund's economic sector allocations changed as follows during the first half of 1998:

                                   No. Companies        Market Value($M)             % Portfolio
                                  -----------------   --------------------       ------------------
Sector                            12/31/97  6/30/98   12/31/97     6/30/98       12/31/97   6/30/98  Change
--------------                    --------  -------   --------    --------       --------   -------  ------
CONSUMER.....................        19        17     $ 23.7MM    $ 29.7MM          20         24      +4
CREDIT SENSITIVE.............        10        14       21.1        25.2            17         20      +3
TECHNOLOGY...................        11        15       11.1        20.4             9         16      +7
HEALTH CARE..................        14        15       18.5        18.8            15         15       0
SERVICE COMPANIES............         9         8       10.8         9.2             9          7      -2
ENERGY.......................         6         6       10.3         8.1             8          6      -2
PROCESS INDUSTRIES...........         3         5        3.9         4.8             3          4      +1
TRANSPORTATION...............         4         5        4.9         6.6             4          5      +1
CAPITAL GOODS................         1         1        0.1         0.3             1          -      -1
                                     --        --     ------       -----           ---        ---     ---
TOTAL EQUITIES...............        77        86     $104.4MM     123.1            86         97     +11
CASH AND CASH
 EQUIVALENTS..................                          16.4         3.1            14          3     -11
                                                      ------       -----           ---        ---     ---
TOTAL FUND...................                          120.8MM     126.2           100%       100%      0

                             TEN LARGEST HOLDINGS
                                (June 30,1998)

                                   %    Stock
Company                           Fund  Symbol  Business Focus
--------------------------------  ----  ------  --------------------------------
 1. MERCURY INTERACTIVE.........   3.1   MERQ   SOFTWARE TESTING SUITES
 2. TRIANGLE PACIFIC CORP.......   3.0   TRIP   HARDWOOD FLOORING MANUFACTURER
 3. DIME BANCORP INC............   2.8   DME    NEW YORK SAVINGS BANK
 4. MICRO WAREHOUSE INC.........   2.8   MWHS   DIRECT MARKETER OF COMPUTERS
 5. SYMANTEC CORP...............   2.6   SYMC   COMPUTER SOFTWARE
 6. LENNAR CORP.................   2.6   LEN    RESIDENTIAL & COMMERCIAL BUILDER
 7. TRIGON HEALTHCARE INC.......   2.5   TGH    MANAGED HEALTHCARE PROVIDER
 8. INTEGRATED HEALTH SERVICES..   2.4   IHS    SUBACUTE HEALTHCARE PROVIDER
 9. JUST FOR FEET...............   2.4   FEET   FOOTWEAR RETAILER
10. BALLY TOTAL FITNESS.........   2.3   BFT    FITNESS CENTER OPERATOR
                                  ----
                                  26.5

The Fund focuses primarily on companies with market capitalizations between $100 million and $2.2 billion at the time of initial investment. The weighted average market capitalization of companies held in the Fund was $1,160 million on 6/30/98.

                         ITEMS OF SHAREHOLDER INTEREST

On April 24, 1998, the Annual Meeting of Shareholders (the "Meeting") was held at the offices of Morgan Grenfell Capital Management (MGCM). At the meeting, two proposals were voted on which had been outlined in the proxy statement. Under Proposal I, Mr. Richard D. Wood was elected as director of the Fund to serve until the 2001 meeting of shareholders with 7,290,840 shares (74.45% of outstanding shares) voting in favor and 107,611 shares (1.10% of outstanding shares) withheld. Under Proposal II, KPMG Peat Marwick, LLP, was ratified as independent auditors of the Fund for the fiscal year ending December 31, 1998, by a vote of 7,293,686 shares (74.47% of outstanding shares) in favor, 54,268 shares (0.55% of outstanding shares) against, and 50,497 shares (0.52% of outstanding shares) abstaining.

Also on April 24, 1998, the Board of Directors of the Fund adopted certain amendments to the Fund's Bylaws. The amendments require a shareholder to provide written notice to the Secretary of the Fund of any proposal which the shareholder wishes to raise at an annual meeting of shareholders which was not included in the Fund's proxy materials at least 15 calendar days in advance of the date of the annual meeting. The amendments also impose a 15 calendar day advance written notice requirement on shareholders who wish to introduce at any meeting of shareholders a nominee for election as a director. The notice provisions were adopted to afford shareholders a fair opportunity to present matters for consideration at annual meetings while ensuring that the Fund and its directors will have a reasonable opportunity to thoughtfully consider the matters proposed. Please contact the Secretary of the Fund for additional information about the advance notice requirements if you are considering presenting a proposal at an annual meeting.

In addition, in July 1998 Morgan Grenfell introduced its web site at www.morgan-grenfell.com. This web site is designed to keep shareholders informed about the fund's continuing performance and other items of interest.

                                    OUTLOOK

Our Small Cap Equity Team continues to believe that the small cap growth segment of the equity universe is extremely attractive. Small cap growth stocks can be purchased at discounts to their growth rates. Moreover, these stocks are trading at similar valuations as large cap stocks but with higher expected earnings growth rates.

The structure of the U.S. economy, with its high level of entrepreneurial activity and venture capital backing, is expected to continue to provide small cap investors with many attractive investment opportunities as early stage private companies shift to public ownership. Restructuring and consolidation trends create many opportunities for smaller company investors.

Our investment strategy is to continue to find companies with above average growth selling at reasonable valuations. Our team will continue to focus primarily on individual stock selection with the goal of providing value-added performance relative to the universe of U.S. smaller companies. Among individual securities, earnings disappointments continue to present the primary investment risk.

Our primary goal is to provide superior investment results for the Fund and thus strong returns for our shareholders. Again, thank you for your continued support as a shareholder of the Fund.

Sincerely,

/s/ James E. Minnick
------------------------
James E. Minnick
President
Morgan Grenfell SMALLCap Fund

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

 COMMON STOCKS:                 98.4%
 ------------------------------------
 CONSUMER:                      23.7%  BUSINESS FOCUS                                       SHARES    MARKET VALUE
 ------------------------------------  -------------------------------------------------    ------    ------------
 Bally Total Fitness                   Commercial Operator of Fitness Centers                79,400    $ 2,858,400
*Cash America International            Pawnshop Operator                                      5,200         79,300
 Cost Plan Inc.                        Home Furnishings                                      58,800      1,749,300
 Damark International A                Direct Marketer of General Merchandise               119,250      1,013,625
 Factory Card Outlet Corp.             Party Supply Services                                 53,700        389,325
 Finish Line Inc.                      Retail of Apparel/Shoes                               87,900      2,472,187
 Furniture Brands Int'l Inc.           Residential Furniture Manufacturer                    98,200      2,755,738
 Garden Ridge Corp.                    Specialty Home Accessories                           146,740      2,843,088
*Insight Enterprises Inc.              Direct Marketer of Computers                          58,950      2,358,000
 Just For Feet                         Footwear Retailer                                    103,400      2,946,900
 Marketing Services Group              Direct Marketing Services                            100,500        345,469
 Micro Warehouse Inc.                  Direct Marketer of Computers                         224,050      3,472,774
*Mohawk Industries                     Carpet Manufacturer                                   78,700      2,493,806
 Petsmart Inc.                         Pet Supplies Retailer                                160,700      1,607,000
 Scansource Inc.                       Distributor of Point of Sale Products                 23,100        444,675
 Tractor Supply Co.                    Farming Supplies                                      10,100        251,238
*Westpoint Stevens Inc.                Textile Products                                      48,000      1,584,000
                                                                                                       -----------
                                                                                                       $29,664,825
                                                                                                      -----------
 CREDIT SENSITIVE:              20.1%
 ------------------------------------
 Bank Plus Corp.                       California Savings Bank                               51,100    $   625,975
*Bank United Corp.                     Texas Savings Bank                                    32,500      1,555,938
*DR Horton Inc.                        Residential/Commercial Builder                        99,200      2,070,800
*Dime Bancorp Inc.                     New York Savings Bank                                117,300      3,511,669
*Golden State Bancorp Inc.             California Savings Bank                               81,150      2,414,212
 Golden State Litigation Warrants      California Savings Bank-Litigation Tracking Warrants  52,550        279,172
*Idaho Power Co.                       Electric Utility                                      16,300        564,387
 Independence Community Bank           New York City Bank                                    78,400      1,332,800
*LG&E Energy Corp.                     Gas & Electric Utility                                24,400        660,325
*LNR Property Corp.                    Real Estate Investment Management                    109,000      2,793,125
*Lennar Corp.                          Residential & Commercial Builders                    109,000      3,215,500
*Long Island Bancorp                   New York Savings Bank                                  9,700        589,275
*Paine Webber Group Inc.               Brokerage Company                                     43,875      1,886,625
 Triangle Pacific Corp.                Hardwood Flooring                                     67,300      3,701,500
                                                                                                       -----------
                                                                                                       $25,201,303
 TECHNOLOGY:                    16.3%
 ------------------------------------
 ATMI Inc.                             Semiconductor Materials & Equipment                   35,700    $   535,500
 Avant! Corp.                          Computer Chip Design Software                         57,400      1,420,650
 Cognex Corp.                          Machine Vision Manufacturer                           29,550        546,675
 Dycom Industries Inc.                 Telecommunication Construction & Maintenance          72,350      2,441,813
 Excite Inc.                           Internet Portal                                        5,800        542,300
 Fore Systems Inc.                     Telecommunications Equipment                          39,600      1,049,400
 Harbinger Corp.                       Electronic Commerce Solution                          66,450      1,607,259
 Intest Corp.                          Semiconductor Equipment                               38,500        231,000
 LCC International Inc.                Telecom Services                                      46,800        865,800
 Mercury Interactive                   Software Testing Suites                               87,000      3,882,375

*Income Producing Security

 TECHNOLOGY:                 continued  BUSINESS FOCUS                                       SHARES    MARKET VALUE
 -------------------------------------  ------------------------------------------------    --------   ------------
*Micrel Inc.                            Analog Power Integrated Circuits                      10,200    $   331,500
 Pinnacle Systems                       Specialized Video Workstation & Software              59,000      1,910,125
 Preview Travel Inc.                    Online Travel Service                                 25,400        873,125
 Symantec Corp.                         Computer Software                                    125,650      3,282,606
 Xylan Corp.                            Telecommunications Equipment                          28,000        834,750
                                                                                                        -----------
                                                                                                        $20,354,878

 HEALTH CARE:                    15.0%
 -------------------------------------
*ATL Ultrasound Inc.                    Medical Ultrasound Equipment                          60,600    $ 2,764,875
 CV Therapeutics Inc.                   Cardiovascular Drug Development                       32,600        281,175
*Collagen Corp.                         Biomedical Devices                                    97,400      1,765,375
 Dendrite International                 Drug Sales Management Systems                          2,900        109,113
*Integrated Health Services             Subacute Health Care Provider                         80,400      3,015,000
*Lincare Holdings Inc.                  Respiratory Therapy                                   20,400        858,075
*Mentor Corp.                           Medical Devices                                       38,700        938,475
 Nanogen Inc.                           Microelectronics and Molecular Biology                42,200        276,938
 Pathogenesis Corp.                     Respiratory Drug Development                          17,000        493,000
 Quadramed Corp.                        Health Care Management Software                       50,500      1,379,281
 Sangstat Medical Corp.                 Transplant Drug Development                           23,100        724,763
 Henry Schein Inc.                      Health Care Products Distributor                      45,900      2,117,137
 Sonosight Inc.                         Ultrasonic Imaging Device Manufacturer                15,566        113,826
 Steris Corp.                           Medical Sterilization Products                        13,700        871,234
 Trigon Healthcare Inc.                 Managed Health Care Provider                          85,600      3,097,650
                                                                                                       ------------
                                                                                                        $18,805,917
 SERVICE COMPANIES:               7.4%
 -------------------------------------
 American Tower Systems                 Wireless Tower Services                               52,800    $ 1,316,700
 Checkpoint Systems                     Electronic Security Systems                           66,500        939,313
 Citadel Communications Corp.           Radio Broadcasting Stations                            7,000        112,000
*Comsat Corp.                           Satellite Communications Services                     82,700      2,341,443
 Consolidation Capital                  Conglomerate of Service Businesses                    73,300      1,648,104
*Daisytek International                 Wholesale Distribution                                14,400        366,300
 Kroll-O'Gara Company                   Security Products & Services                          29,700        634,838
 Envoy Corp.                            Electronic Interchange Data Service                   39,500      1,871,313
                                                                                                        -----------
                                                                                                        $ 9,230,011

 ENERGY:                          6.5%
 -------------------------------------
*B.J. Services Company                  Stimulation and Pumping Services                      58,000      1,685,625
*Camco International Inc.               Oil Field Services & Equipment                        12,800        996,800
*Devon Energy Corp.                     Oil & Gas Exploration and Production                  50,600      1,767,838
*Lomak Petroleum Inc.                   Oil & Gas Exploration and Production                  92,100        961,294
 Marine Drilling Co. Inc.               Offshore Drilling Contractor                          71,200      1,139,200
 Seagull Energy Corp.                   Oil & Gas Exploration and Production                  91,700      1,518,781
                                                                                                        -----------
                                                                                                        $ 8,069,538

*Income Producing Security

 PROCESS INDUSTRIES:             3.8%  BUSINESS FOCUS                                       SHARES    MARKET VALUE
 ------------------------------------  -------------------------------------------------    ------    ------------
 Bowater Inc.                          Newsprint and Paper Producer                          30,800    $ 1,455,300
*Carbo Ceramics                        Propane Manufacturer                                   9,000        307,125
 COMPX International                   Ergonomic Components Manufacturer                     29,600        640,100
*P.H. Glatfelter Company               Paper Manufacturer                                    78,000      1,233,375
*Rayonier Inc.                         Forest Products & Specialty Pulp                      24,200      1,113,200
                                                                                                      ------------
                                                                                                      $  4,749,100

 TRANSPORTATION:                 5.3%
 ------------------------------------
*ASA Holdings Inc.                     Air Carrier                                           45,300      2,248,012
 Dynamex Inc.                          Same-Day Delivery Services                            20,050        243,106
 Hvide Marine Inc.                     Offshore Transportation Services                      55,100        747,294
*Skywest Inc.                          Regional Airline                                      27,000        756,000
*USFreightways Corp.                   Regional Motor Carrier                                80,700      2,650,491
                                                                                                      ------------
                                                                                                      $  6,644,903

 CAPITAL GOODS:                  0.3%
 ------------------------------------
 Brunswick Technologies                Composites Manufacturer                               25,600   $    339,200
                                                                                                      ------------

 TOTAL COMMON STOCKS:           98.4%                                                                 $123,059,675
                                                                                                      ------------

 CASH AND EQUIVALENTS:           2.5%
 ------------------------------------
 The Northern Trust Company                                                               3,138,000   $  3,138,000
                                                                                                      ------------

 TOTAL INVESTMENTS             100.9%
  (Cost $95,588,229)                                                                                  $126,197,675
                                                                                                      ------------
 Assets Less Liabilities--(0.9)                                                                         (1,039,512)
                                                                                                      ------------
 TOTAL NET ASSETS              100.00%                                                                $125,158,163
                                                                                                      ============

*Income Producing Security


                See accompanying Notes to Financial Statements

               Statement of Assets and Liabilities--June 30,1998
                                  (Unaudited)

ASSETS:
  Investments in securities at market value,
    cost $95,588,229 (including cash equivalents of $3,138,000)... $126,197,675
  Cash............................................................          808
  Receivables:
    Investment securities sold....................................    1,098,209
    Accrued income................................................       37,813
                                                                   ------------
  Total Assets.................................................... $127,334,505
LIABILITIES:
Payable for investment securities purchased....................... $  1,981,611
Accrued expenses..................................................      194,731
                                                                   ------------
Total liabilities................................................. $  2,176,342
                                                                   ------------
Net Assets........................................................ $125,158,163
                                                                   ============
Net Assets:
  Common Stock, $0.01 par value; 9,793,568 shares outstanding;
    150,000,000 shares authorized.................................       97,936
  Capital in excess of par value..................................   93,905,083
  Net unrealized appreciation of investments......................   30,609,446
  Accumulated net investment income...............................      692,082
  Undistributed net capital loss..................................     (146,384)
                                                                   ------------
Net assets applicable to 9,793,568 shares outstanding of
  beneficial interest............................................. $125,158,163
                                                                   ============
Net asset value per share as of the close of business on
  June 30, 1998...................................................       $12.78
                                                                         ======



                See accompanying Notes to Financial Statements

        Statement of Operations for the Six Months Ended June 30, 1998
                                  (Unaudited)

Investment income:
 Interest.......................................................   $    162,339
 Cash dividends.................................................      1,358,491
                                                                   ------------
Total Investment Income.........................................   $  1,520,830

Expenses:
 Investment advisory fees.......................................   $    590,356
 Administrative fees............................................         86,813
 Shareholder relations..........................................         52,391
 Regulatory fees................................................         13,756
 Legal fees.....................................................         23,892
 Audit fees.....................................................         17,376
 Directors' fees and expenses...................................         36,381
 Miscellaneous..................................................            543
 Insurance......................................................          7,240
                                                                   ------------
Total Expenses..................................................   $    828,748
                                                                   ------------

Net investment income...........................................   $    692,082

Realized and unrealized gain on investments:
 Proceeds from sales............................................   $776,141,922
 Less cost of securities sold...................................    772,256,190
                                                                   ------------
Net realized gain on investments................................   $  3,885,732

Unrealized appreciation:
 Beginning of year..............................................   $ 22,754,090
 End of year....................................................     30,609,446
                                                                   ------------
Net increase in unrealized appreciation on investments..........   $  7,855,356

Net realized and unrealized gain on investments.................   $ 11,741,088
                                                                   ------------

Net increase in net assets resulting from operations............   $ 12,433,170
                                                                   ============

   Statement of Changes in Net Assets for the Six Months Ended June 30, 1998
                                  (Unaudited)

Increase in net assets resulting from operations:
 Net investment income..........................................   $    692,082
 Net realized gain on investments...............................      3,885,732
 Net change in unrealized appreciation..........................      7,855,356
                                                                   ------------
  Net increase in net assets resulting from operations..........   $ 12,433,170

Net proceeds from shares reinvested.............................      7,697,203
Reissuance of treasury shares...................................      3,414,587
                                                                   ------------
 Net increase in net assets.....................................   $ 23,544,960

Net assets:
Beginning of year...............................................    101,613,203
                                                                   ------------
End of period...................................................   $125,158,163
                                                                   ============

                See accompanying Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Morgan Grenfell SMALLCap Fund, Inc. ("the Fund") was organized as a Maryland corporation on January 16, 1987 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund commenced operations on May 6, 1987.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP").

Portfolio valuation: Securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale price on the last business day of the year. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the average bid and asked prices on that date. Commercial paper is carried at cost, which approximates market.

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Distributions: Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.

Expenses: Expenses that are directly related to the Fund are charged directly to the Fund.

Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of income and securities profits (after application of net capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increase and decrease in assets from operations during the reporting period. Actual results could differ from those estimates.

2. Administration, Investment Advisory Fee and Other Transactions with
   Affiliates

The Fund has entered into an administration agreement with SEI Financial Management Corporation (the "Administrator"), pursuant to which the Administrator receives an annual fee based on the aggregate average daily net assets of the Fund as follows: 0.10% up to $1 billion; 0.07% from $1 billion to $1.5 billion; 0.05% from $1.5 billion to $2.5 billion; and 0.04% in excess of $2.5 billion. The Fund pays the Administrator a minimum annual fee of $60,000 (after a one-year phase in period).

The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions.

The Fund pays advisory fees for investment and advisory services to Morgan Grenfell Capital Management, Inc. ("MGCM"), a wholly-owned subsidiary of Deutsche Morgan Grenfell. Under the terms of the investment advisory agreement, the management fee is calculated at an annual rate of one percent of the Fund's average daily net assets.

Certain individuals who are officers or directors, or both, of the Fund are also officers or directors, or both, of MGCM.

3. Capital Share Transactions

The Fund has issued the following shares under the Dividend Reinvestment plan:

         1990     1992      1994      1995     1996     1997     1998
        229,642  441,639   103,447   256,925  372,578    764    704,872

4. Investment Transactions

The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the six-month period ended June 30, 1998, excluding short-term investments, were $62,800,169 and 56,348,512, respectively.

5. Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all dividends from net investment income and/or all capital gain distributions will be reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Registered shareholders are deemed to participate in the Plan unless they elect to receive all dividends from net investment income and/or all capital gains distributions in the form of cash. Each registered shareholder at the time of purchase will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gain distributions in the form of a stock dividend. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker should contact such broker or nominee to elect to participate in the Plan or to receive their distributions in cash.

Participating shareholders will receive dividends from net investment income and/or all capital gain distributions in additional shares issued by the Fund if the shares are trading at a premium; i.e., the net asset value ("NAV") is less than the then-current market price. In such event, the number of additional shares to be issued by the Fund will be determined by valuing such shares at the higher of (i) their net asset value or (ii) 95% of the market price. If shares of the Fund are trading at a discount; i.e., the NAV exceeds the then-current market price, the Plan Agent will, as agent for the participants, apply such dividends or distributions to purchase shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. In such case, the price of the shares to each participating shareholder will be the average market price at which such shares were purchased under the direction of the Plan Agent. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices below net asset value, and, in such event, the Fund itself may in its discretion issue the required shares at net asset value. There will be no brokerage charges for shares directly issued by the Fund, however, brokerage commissions incurred on open market purchases will be borne pro rata by each participant. There is no direct service charge to participants in the Plan; the fees of the Plan Agent will be borne by the Fund. However, the Fund reserves the right to amend the Plan to include such a charge payable by the participants or for other reasons.

Participants in the Plan may elect to withdraw from the Plan at any time upon written notice to the Plan Agent and thereby elect to receive all distributions from net investment income in cash and/or all capital gain distributions either in the form of a stock dividend or in cash. The written notice will not be effective with respect to distributions made within seven days of its receipt by the Plan Agent. If notice is received after a record date, a shareholder's request will be completed after the determination of shares for that dividend has been credited to the shareholder's account. Dividends and capital gain distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of dividends and capital gain distributions will not relieve participants of liability for any U.S. income tax that may be payable (or required to be withheld) on such dividends or distributions. Additional information about the Plan is available by calling the Plan Agent's Shareholder Relations Department at 1-800-432-8224.

6. Year 2000 Compliance

The management services provided to the Fund by the Adviser and services performed by others, including the custodian and transfer agent, depend upon the smooth operations of their computer systems. The Fund, like all other mutual funds and organizations engaged in financial services, would be adversely affected if the Adviser and other major service providers are not able to properly calculate data from and after January 1, 2000. This is commonly referred to as the "Year 2000 Issue". The Adviser has made compliance with the Year 2000 Issue a high priority and is taking steps with their computer systems that it believes are reasonably designed to address this issue. The Adviser is also seeking assurances that comparable steps are being taken by the Fund's other major service providers.

The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on the ability to continue to fulfill their duty as the Fund's investment adviser.

                           SUPPLEMENTARY INFORMATION
                             Financial Highlights

Contained below is per-share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets, and other supplemental data for the six months ended June 30, 1998, ten years ended December 31, 1997, and for the period May 6, 1987 (commencement of operations) through December 31, 1987. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                     Six Months                   Years Ended December 31
                                        Ended           ---------------------------------------------
                                    June 30, 1998         1997         1996         1995        1994
                                    -------------       --------     ---------    --------     ------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period.......................     $  11.58          $  12.23     $   12.31    $  10.21     $11.85
 Net investment income/(loss)....          .07             (0.09)        (0.06)      (0.00)     (0.07)
 Net gain/(loss) on securities
  (realized and unrealized)......         1.13              1.78          2.18        4.23      (0.34)
                                      --------          --------     ---------    --------     ------
Total from investment
 operations......................     $   1.20          $   1.69     $    2.12    $   4.23     $(0.41)
Less distributions:
 Distributions from capital
  gains..........................           --             (2.34)        (1.60)      (2.13)     (1.23)
                                      --------          --------     ---------    --------     ------
Total distributions..............     $     --           $ (2.34)    $   (1.60)   $  (2.13)    $(1.23)
                                      --------          --------     ---------    --------     ------
Dilution due to rights offering             --                --         (0.60)         --         --
                                      --------          --------     ---------    --------     ------
Net asset value, end of
 period..........................     $  12.78          $  11.58     $   12.23    $  12.31     $10.21
                                      ========          ========     =========    ========     ======
Market value per share, end
 of period.......................     $  11.00          $ 11.125     $   10.50    $ 12.625     $8.875
                                      ========          ========     =========    ========     ======
TOTAL INVESTMENT RETURN:
Based on net asset value per
 share...........................       +10.36%            +14.6%        +20.8%      +41.4%      -3.5%
Based on market value per
 share...........................        -1.12%            +28.5%        +17.5%      +42.3%      -7.1%

RATIOS TO AVERAGE NET ASSETS:
Expenses.........................         1.44%**           1.42%         1.76%       1.51%      1.52%
Net investment income (loss).....         1.13%**          (0.66%)       (0.57%)     (0.03%)    (0.59%)

SUPPLEMENTAL DATA:
Net assets at end of period
  (000 omitted)..................     $125,158          $101,613      $111,135     $74,402    $59,093
Average net assets during
 period (000 omitted)............     $119,096          $114,953      $ 99,372     $72,202    $66,064
Portfolio turnover...............           49%              101%          162%        110%       105%
Total debt outstanding at
 end of period
 (000 omitted)...................          -0-               -0-           -0-         -0-        -0-
Asset coverage per $1000 of
 debt (000 omitted)..............          N/A               N/A           N/A         N/A        N/A

 * Annualized.
** For the six month period ended June 30, 1998. The ratios for that period have been annualized.

                                                                                                               May 6, 1987
                                                                                                            (commencement of
                                                            Years Ended December 31                            operations)
                                        -----------------------------------------------------------------        through
                                          1993      1992       1991        1990        1989       1988     December 31, 1987
                                        -------   -------    --------    ---------   --------   --------   -----------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period........................      $ 11.97   $ 12.30     $  8.70      $ 10.80    $  8.87    $  7.45       $  9.27
 Net investment income/(loss).....        (0.08)    (0.09)      (0.10)       (0.11)     (0.11)     (0.11)        (0.16)
 Net gain/(loss) on securities
  (realized and unrealized).......         1.10      0.58        4.67        (1.34)      2.29       1.53         (1.66)
                                        -------   -------     -------      -------    -------    -------       -------
Total from investment
 operations.......................      $  1.02   $  0.49     $  4.57      $ (1.45)   $  2.18    $  1.42       $ (1.82)
Less distributions:
 Distributions from capital
  gains...........................        (1.14)    (0.82)      (0.97)       (0.65)     (0.25)        --            --
                                        -------   -------     -------      -------    -------    -------       -------
Total distributions...............      $ (1.14)  $ (0.82)    $ (0.97)     $ (0.65)   $ (0.25)   $  0.00       $  0.00
                                        -------   -------     -------      -------    -------    -------       -------
Dilution due to rights offering              --        --          --           --         --         --            --
                                        -------   -------     -------      -------    -------    -------       -------
Net asset value, end of
 period...........................      $ 11.85   $ 11.97     $ 12.30      $  8.70    $ 10.80    $  8.87       $  7.45
                                        =======   =======     =======      =======    =======    =======       =======
Market value per share, end
 of period........................      $10.875   $12.250     $12.875      $ 8.750    $ 9.625    $ 7.375       $ 6.000
                                        =======   =======     =======      =======    =======    =======       =======
TOTAL INVESTMENT RETURN:
Based on net asset value per
 share............................         +8.5%     +4.0%      +52.5%       -13.4%     +24.6%     +19.1%        -19.7%
Based on market value per
 share............................         -1.9%     +1.5%      +58.0%        -2.2%     +34.2%     +22.9%        -40.0%

RATIOS TO AVERAGE NET ASSETS:
Expenses..........................         1.39%     1.44%       1.79%        2.01%      2.13%      2.56%         4.32%*
Net investment income (loss)......        (0.74%)   (0.83%)     (0.85%)      (1.05%)    (1.10%)    (1.30%)       (1.80%)*

SUPPLEMENTAL DATA:
Net assets at end of period
  (000 omitted)...................      $67,321   $68,013     $64,461      $45,581    $54,136    $44,462       $37,316
Average net assets during
 period (000 omitted).............      $69,048   $64,644     $58,900      $51,121    $50,522    $43,422       $44,062
Portfolio turnover................           89%       89%         70%          75%        80%        83%           98%*
Total debt outstanding at
 end of period
 (000 omitted)....................          -0-       -0-     $ 1,060      $ 1,724    $ 2,324    $ 2,868       $ 3,360
Asset coverage per $1000 of
 debt (000 omitted)...............          N/A       N/A     $  60.8      $  26.4    $  23.3    $  15.5       $  11.1

                                       13

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

MORGAN GRENFELL
SMALLCap FUND, INC.                     DIRECTORS AND OFFICERS
---------------------------------------------------------------------------
Michael Bullock                         Joan A. Binstock
CHAIRMAN AND DIRECTOR                   TREASURER
Chief Investment Officer                Chief Operating Officer
Morgan Grenfell Asset                   Morgan Grenfell Capital
 Management, Ltd.                        Management, Inc.

James E. Minnick                        Tracie E. Richter
PRESIDENT AND DIRECTOR                  ASSISTANT TREASURER
President                               Vice President
Morgan Grenfell Capital                 Morgan Grenfell Capital
 Management, Inc.                        Management, Inc.

Robert E. Greeley                       James A. Capezzuto
DIRECTOR                                SECRETARY
President,                              Vice President
Page Mill Asset                         Morgan Grenfell Capital
 Management Ltd.                         Management, Inc.

Joseph J. Incandela                     INDEPENDENT AUDITORS
DIRECTOR                                --------------------
Partner/Managing Director               KPMG Peat Marwick, LLP
Thomas H. Lee Co.                       345 Park Avenue
                                        New York, NY 10154

Richard D. Wood                         CUSTODIAN
DIRECTOR                                ---------
Consultant                              The Northern Trust Company
                                        Fifty South LaSalle Street
                                        Chicago, IL 60675

David A. Baratta                        TRANSFER AGENT
EXECUTIVE VICE PRESIDENT                --------------
Morgan Grenfell Capital                 The Bank of New York
 Management, Inc.                       101 Barclay Street
                                        New York, NY 10286

John Callaghan                          INVESTMENT ADVISOR
EXECUTIVE VICE PRESIDENT                ------------------
Morgan Grenfell Capital                 Morgan Grenfell Capital
 Management Inc.                         Management, Inc.
                                        885 Third Avenue
Audrey M.T. Jones                       32nd Floor
EXECUTIVE VICE PRESIDENT                New York, NY 10022
Morgan Grenfell Capital
 Management, Inc.

Morgan Grenfell Capital Management, Inc. (the Advisor to the Morgan Grenfell SMALLCap Fund) is a subsidiary of Morgan Grenfell Asset Management Limited
(MGAM), which in turn is a subsidiary of Deutsche Morgan Grenfell (DMG) and is responsible for the Deutsche Bank Group's institutional investment management activities worldwide. Morgan Grenfell was founded in 1838 and is one of the UK's leading merchant banks and asset management groups. Since 1990, Morgan Grenfell has been a wholly-owned subsidiary of Deutsche Bank, AG, one of the largest financial institutions in the world. Currently MGAM manages in excess of $160 billion for a wide range of pension, corporate, insurance, local authority, government and private clients from more than 40 countries worldwide.

  Shares of the Morgan Grenfell SMALLCap Fund are traded on the New York Stock Exchange under the symbol "MGC."

  In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

                        SHAREHOLDER INFORMATION SERVICE

  Information regarding the Fund's net asset value is available by calling 1-800-888-8060. The Fund's net asset value is reported each week in The Wall Street Journal and Barron's.

                              THE BANK OF NEW YORK
                                 1-800-524-4458
                       Address Shareholder Inquiries To:
                    Shareholder Relations Department - 11E
                                 P.O. Box 11258
                             Church Street Station
                               New York, NY 10286
                 E-Mail Address: Shareowner-svcs@bankofny.com
                 The Bank of New York's Stock Transfer Website:
                           http://stock.bankofny.com
             Send Certificates For Transfer and Address Changes To:
                     Receive and Deliver Department - 11W
                                 P.O. Box 11002